Hillstream BioPharma (Nasdaq: HILS)

- *Transformation to a Clinical Stage Company*
- *Acquisition of an IND-ready Asset for a chronic disease*
- *Expected to Complete Phase 1 & 2 Clinical trials over next ~12 months*

September 11, 2023
Nasdaq: HILS │ hillstreambio.com

Hillstream
BIOPHARMA

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding Hillstream BioPharma, Inc.'s (the "Company" or "Hillstream") strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "depends," "estimate," "expect," "intend," "may," "ongoing," "plan," "potential," "predict," "project," "target," "should," "will," "would," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements. Factors that may cause such differences, include, but are not limited to, those discussed under Risk Factors set forth in our Form 10-K for the year ended December 31, 2022 and other periodic reports filed with the Securities and Exchange Commission. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation.

Clinical Asset Potentially Phase 3 ready by late 2024 for *Chronic Pruritis*

- Clinically de-risked, ***safe, small molecule***
  - US IND recently already approved
  - Phase 1 PK trial by 2023 end
  - Phase 2 Efficacy trial readout by late 2024
- Orphan Indication: ***chronic pruritis in PBC***
  - Primary biliary cholangitis is an orphan liver dz.
  - clear path to registration w/validated approval endpoint (*same used by Regeneron's Dupixent*)
- Expand into other liver diseases and pruritogenic conditions, e.g. ***atopic dermatitis*** >$15 Billion market
- ***Active drug (nalmefene) in a buccal strip*** has a MOR/KOR activation & IL-17 inhibitory mechanism with 2 patent families

Drug in buccal film dime size





- **72%** of PBC patients suffer pruritus
- **61%** patients have "**persistent pruritus**"


Phase 1 Trial AV104 bridging PK Topline Data
Phase 2 Trial Initiation in PBC
Phase 2 Topline Results in PBC
Phase 3 clinical trial Initiation
Phase 3 clinical trial topline readout
Announcement of deal with Avior
Complete Phase 2 CMC & FDA Protocol Discussions
CMC scale up readiness
FDA EoP2 Meeting
Ongoing safety & open label safety enrollment
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
2026
Phase 1
Phase 2/FDA
Phase 3

Anticipated Timeline: After alignment with FDA Post Phase 1 Trial

Chronic Pruritis is Significant Across Liver Diseases

4.2 million patients suffer from liver disease in the USA[1]

2.5 million patients suffer from pruritus in liver disease[2]

Prevalence of pruritus in different liver diseases[3]


Autoimmune Hepatitis
ALD
NAFLD/NASH
Hepatitis B/C
PBC/PSC
0 10 20 30 40 50 60 70 80
% Prevalence in Total Patients



60% Patients suffer from pruritus[3]

1 Center for Disease Control and Prevention - Summary Health Statistics: National Health Interview Survey, (2018), Table A-4a, page 1-9.
2 IMS Pruritus Market Landscape Analysis Sept (2014).
3 Oeda, S, et al. Prevalence of pruritus in patients with chronic liver disease: A multicenter study, Hepatology Research, 48: E252–E262, (2018)

Orphan Indication to Start: ***Chronic Pruritis*** in PBC

- **72%** **of PBC patients suffer pruritus and/or skin inflammation**[1]
- PBC is an orphan disease with **178,000** patients in the USA[1]
- **61%** patients have "persistent pruritus" lasting >1 month and 38% lasting >6 month[2]
- **71%** have "moderate-to-severe **nocturnal** pruritus"[3]





Duration of Persistence of Pruritus in Liver DIsease[2]
No response 4%
Intermittant 22%
> 6 months in duration 38%
>1 week in duration 13%
> 1month in duration 23%



% Nocturnal Pruritus[3]
21%
50%
29%
Severe
Mild
Moderate

1 Pyrsopoulos, NT et al., What is the prevalence of primary biliary cholangitis (PBC) in the US?, Medscape, Nov 8, 2017
2 Fujino et al. Pruritus in patients with chronic liver disease and serum autotaxin levels in patients with primary biliary cholangitis, BMC Gastroenterology (2019) 19:169, 4-8
Tajiri, K, et al., Recent advances in the management of pruritus in chronic liver diseases, World J Gastroenterol. 2017 May 21; 23(19): 3418–3426
3 Oeda, S, et al. Prevalence of pruritus in patients with chronic liver disease: A multicenter study, Hepatology Research, 48: E252–E262, (2018)
4 Kremer, AE et al., Pathogenesis and treatment of pruritus in cholestasis, Drugs, (2008); 68(15):2163-82.
5 https://www.healthywomen.org/condition/primary-biliary-cholangitis-pbc

Transformation into a Clinical Stage Company

The drug is embedded on a novel, patented film-technology easily adhering to the inner cheek (buccal delivery)

Speedit™
Transmucosal Film Technology



Drug film is dime-sized



AV104 is a patent protected buccal film

Offers fast onset and high absorption based on Speedit™ film technology

AV104 has a dual mode of action

Offers MOR and KOR activity which results in clinical antipruritic response, and potentially **inhibits the** IL-17 inflammatory cytokine expression in liver disease patients

AV104 bypasses the impaired liver

Bypasses the liver allowing the drug to be distributed to the skin

- important in treating rare and chronic liver disease related conditions

MOR = mu opioid receptor
KOR = kappa opioid receptor

Mechanism of Action: Modulation of MOR/KOR



Pruritic Skin
Too much MOR activation
and/or too little KOR activation
MOR
Activation
KOR
Deactivation
Induction of itch
Normal Skin
Ligands
KOR
MOR
Suppression of Itch

Itch circuitry is imbalanced in certain pruritogenic conditions such as liver and atopic diseases

MOR – mu opioid receptor; KOR – kappa opioid receptor

Komiya E, et. al Int J Mol Sci. 2020 Nov 9;21(21):8406. doi: 10.3390/ijms21218406. PMID: 33182442; PMCID: PMC7664892.

Indication Expansion to Inflammatory Pruritogenic Disease



Approximately 91% experience pruritus in Atopic Dermatitis (Eczema)[3]

16.8 M patients suffer from pruritus with Eczema



Approximately 40% experience moderate-to-severe pruritus in Stage III-V CKD and hemodialysis[2]

1.6 M patients suffer from pruritus with CKD Stages III-V



72% experience pruritus in PBC[1]
Approximately 60% experience it in other liver diseases[1]

2.5 M patients suffer from pruritus liver disease

[1] Oeda, S, et al., Hepatology Research, (2018); 48: E252–E262. [2] Ramakrishnan et al. International Journal of Nephrology and Renovascular Disease. (2014) 7: 1–12. [3] Mollanazar NK, et al., Curr. Dermatol Rep. 2015; 4(1):20–29.

Clinical Asset Potentially Phase 3 ready by late 2024 for *Chronic Pruritis*

- Clinically de-risked, ***safe, small molecule***
  - US IND recently already approved
  - Phase 1 PK trial by 2023 end
  - Phase 2 Efficacy trial readout by late 2024
- Orphan Indication: ***chronic pruritis in PBC***
  - Primary biliary cholangitis is an orphan liver dz.
  - clear path to registration w/validated approval endpoint (*same used by Regeneron's Dupixent*)
- Expand into other liver diseases and pruritogenic conditions, e.g. ***atopic dermatitis*** >$15 Billion market
- ***Active drug (nalmefene) in a buccal strip*** has a MOR/KOR activation & IL-17 inhibitory mechanism with 2 patent families

Drug in buccal film dime size





- **72%** of PBC patients suffer pruritus
- **61%** patients have "**persistent pruritus**"



Phase 1 Trial AV104 bridging PK Topline Data
Phase 2 Trial Initiation in PBC
Phase 2 Topline Results in PBC
Phase 3 clinical trial Initiation
Phase 3 clinical trial topline readout
Announcement of deal with Avior
Complete Phase 2 CMC & FDA Protocol Discussions
CMC scale up readiness
FDA EoP2 Meeting
Ongoing safety & open label safety enrollment
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
2026
Phase 1
Phase 2/FDA
Phase 3

Anticipated Timeline: After alignment with FDA Post Phase 1 Trial